LEND LEASE FUNDS:

                   LEND LEASE U.S. REAL ESTATE SECURITIES FUND


                                  ANNUAL REPORT

                                JANUARY 31, 2003


                                (LEND LEASE LOGO)
                            REAL ESTATE INVESTMENTS]


    Shares of Lend Lease Funds are distributed by an independent third party,
                        UMB Distribution Services, LLC.

Dear Shareholder:                                            January 31, 2003


We are delighted to present you with Lend Lease Funds' annual report for fiscal 2002. We would like to take this opportunity to thank you for your investment in, and continued support of, Lend Lease Funds.

The past year proved to be a difficult environment for many investors as most major stock market averages experienced negative results for the third consecutive year. According to our research, real estate securities, which have historically displayed a low correlation to other types of investments, had the opportunity to provide some balance in a well-diversified portfolio.

Lend Lease U.S. Real Estate Securities Fund (the "U.S. Fund") commenced operations on February 16, 2000. Since its inception, we have been pleased that both the REIT market, as measured by the Wilshire REIT Index, and the U.S. Fund have had very solid performance. In fact, for the fiscal year ended January 31, 2003, the REIT market enjoyed its third consecutive year of out-performing the broader equity markets. The since inception average annual returns for the U.S. Fund, the Wilshire REIT Index and the S&P 500(R) Index are 15.22%, 14.36% and -14.18% respectively. For a more detailed discussion of the U.S. Fund's performance, please see the portfolio manager's comments in the Management's Discussion of Fund Performance section of this report. While there is no guarantee that this trend will continue into 2003, given the high level of dividend yields for REITs relative to historic averages we believe the real estate sector could continue to offer attractive investment opportunities, particularly in uncertain economic and geopolitical times.

While we believe that there are positive opportunities in the real estate securities markets, it is worthwhile to note the potential risks involved with investing in these securities, and consequently in the U.S. Fund. In addition to the normal risks associated with investing in equities in general, investments in the U.S. Fund are exposed to fluctuations in the real estate market and are subject to the risks associated with investing in a single asset class.

As we diligently monitor our universe of companies, their markets and portfolio activities, our experienced management team will continue to employ the same disciplined and research driven approach to their investment management process. It has been our pleasure to serve you and we appreciate your loyalty to Lend Lease Funds. As always, if you have any questions or issues or you would like to make an additional purchase, you can call and talk to a shareholder services representative at 1-877-LND-LEAS (1-877-563-5327).

Sincerely,

Michael A. Torres
Chairman and President

UMB Distribution Services, LLC, Distributor

Not authorized for use unless preceded or accompanied by a current Lend Lease Funds prospectus.

A message from your portfolio manager:

We are delighted to provide you with our report for the fiscal year ended January 31, 2003. During that period, Class Y shares of your Lend Lease U. S. Real Estate Securities Fund (the "U.S. Fund") gained 3.69% while Class K shares gained 3.29% vs. a gain of 0.96% for the Wilshire REIT Index.1 These results are impressive relative to the S&P 500(R) Index2, which declined 23.02% over the same period. For the period ended December 31, 2002, the U.S. Fund returned 5.08% versus 3.58% for the Wilshire REIT Index. Since inception (February 16,
2000) cumulative total returns for the U.S Fund, the Wilshire REIT Index and the S&P 500(R) Index for the period ended December 31, 2002 are 56.28%, 53.25% and -34.71% respectively, and for the period ended January 31, 2003, are 52.07%, 48.79% and -36.42% respectively.

For the reporting period, REITs, as evidenced by the Wilshire REIT Index, delivered a third year of outperformance relative to broader equity benchmarks as shown above. However, the return for REITs, while still positive, decelerated from the prior two years' pace (31.66% for the year ended January 31, 2001 and 11.39% for the year ended January 31, 2002 as measured by the Wilshire REIT Index). We view the lower absolute total return for this past year as below-average for REITs and reflective of weakening fundamentals, three years of significant outperformance, and the fact that REITs are not immune to factors affecting the broader equity markets.

We believe the U.S. Fund's return for the fiscal year was primarily driven by security selection. The local retail and regional retail holdings were the largest contributors. The three best performing positions in the U.S. Fund last fiscal year were all retail companies. They were: Pan Pacific Retail Properties, a West Coast shopping center company, up 33.98%, General Growth Properties, a national mall company, up 23.54% and Federal Realty Investment Trust, a national shopping center company, up 22.97%. Through well-financed acquisitions, both Pan Pacific Properties and General Growth Properties were successful at expanding their retail square-footage and enhancing their earnings and dividend profiles.

With few exceptions, the past year represented a continuation of trends begun in 2001 with respect to sector performance. Retail continued to shine, with the two retail sectors (local and regional) being among the top three performing sector's for the U.S. Fund this past year. Aiding the performance of retail companies, occupancies, especially among mall REITs, were stable or increasing in 2002, as did re-leasing spreads (the difference between the old and new rent rates when space is re-leased). Regional malls returned 17.77% and shopping centers returned 17.00%. The apartment sector's -3.95% return and the office sector's -8.22% return continued to weigh on the Wilshire REIT Index's performance, driven by these sectors' larger components (e.g., Archstone-Smith (-4.51%) for the apartment sector, Equity Office Properties (-10.67%) for the office sector). Weakening fundamentals, such as increasing vacancy rates and rental concessions to attract new tenants within the apartment sector and the absence of net new absorption in numerous office markets, continued to erode confidence in these companies despite their property and market diversification. We continue to monitor these holdings and seek to opportunistically trade these positions to add value to the U. S. Fund.

The U.S. Fund has actively avoided the non-core sectors of the commercial real estate market since inception. Within the Wilshire REIT Index, these sectors comprise nearly 14% of the market. The U. S. Fund's portfolio construction decision to avoid non-core sectors was rewarded during the last fiscal year because it did not participate in the 14.04% decline in hotels, the 12.19% decline in manufactured housing and the 9.50% decline in storage. The downside to the U.S. Fund's avoidance of these non-core sectors was that it had no holdings in the sliver (two companies making up less than 1% of the Wilshire REIT Index) of specialty retail called factory outlet which was the best absolute performing sector during the last fiscal year gaining 42.12%.

As the REIT market advanced through June 30, 2002, we sought to enhance the yield of the U.S. Fund by investing in the first perpetual preferred position. We swapped a significant portion of the U.S. Fund's Equity Office Properties common stock holdings into the newly issued Equity Office Properties Series G Preferred stock. This decision is intended to reduce the volatility associated with the U.S. Fund's Equity Office Properties position while enhancing the U.S. Fund's yield.

The past year was an interesting and active one for the REIT industry. REITs in general (especially retail REITs) went on a buying spree. Several notable portfolio and single asset transactions occurred in 2002. Meanwhile, the industry continued to attract capital. According to our research, a portion of the REIT markets' positive performance, especially in the first half of the year, can be attributed to fund flows into the sector. The significant capital inflows from a variety of sources reflect REITs' strong performance and increasing acceptance as a valuable portfolio diversification tool. Lastly, equity issuance was on the rise. After peaking in 1997 at $33 billion, REITs' access to public equity capital was shut off for several years due to the sharp decline in share prices experienced in the REIT bear market of 1998-1999. However, starting in 2001, equity issuance began to rise, and reached $8 billion in 2002 (representing 5% of prior year end's market capitalization). Two-thirds of the volume was associated with issuers in two sectors: retail and mortgage. Issuance by companies in these sectors is largely reflective of use of proceeds (acquisitions) and valuations (premium to net asset value). The market also recognized its first IPOs since 1999, starting with the $450 million Heritage Property Investment Trust offering in April 2002.

Looking forward into 2003, we recognize that the geopolitical landscape is proving to be the latest hurdle in front of an economic recovery and is likely to weigh on the economy throughout the first half of the year. The uncertainties that accompany the current political and economic landscape make for a challenging investment environment. In this environment, we continue to focus on security selection as we seek to add value for the U.S. Fund. In the meantime, we believe that investment in the REIT market through the U.S. Fund will continue to offer a number of potential benefits to investors - diversification away from other asset classes and the income and long-term growth opportunities offered by the U.S. Fund's underlying REIT investments. However, there are also certain risks inherent in investing in REITs that should be considered, such as risks associated with the real estate industry, liquidity, and small market capitalization.

As always, we vigilantly analyze and monitor each REIT's premium / discount to its underlying net asset value and strive to structure the U.S. Fund to capture what we consider to be the appropriate level of risk / reward based on this comparison.

Michael A. Torres
Chief Executive Officer, Lend Lease Rosen Real Estate Securities LLC



--------
1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance for Class K and Class Y shares will differ due to differences in class expenses.
  The Wilshire REIT Index is an unmanaged market capitalization weighted index of U.S. publicly traded real estate investment trusts (REITS) representing a variety of property types.
2 The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500(R) Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic common stocks.

                  LEND LEASE U.S. REAL ESTATE SECURITIES FUND
                         GROWTH OF A $10,000 INVESTMENT

LEND LEASE FUNDS
GROWTH OF $10,000 INVESTMENT
PLOT POINTS
1/31/03



                    Lend Lease U.S. Real
                    Estate Securities Fund,                  Wilshire REIT
                          Class K             S&P 500            Index

        02/16/00         10,000.00           10,000.00        10,000.00
        02/29/00         10,020.00            9,751.07         9,957.00
        03/31/00         10,500.00           10,705.02        10,351.30
        04/30/00         11,200.00           10,382.90        11,085.20
        05/31/00         11,380.00           10,169.85        11,227.09
        06/30/00         11,777.76           10,420.53        11,511.14
        07/31/00         12,857.73           10,257.66        12,594.34
        08/31/00         12,338.12           10,894.76        12,122.05
        09/30/00         12,898.06           10,319.63        12,587.54
        10/31/00         12,228.97           10,275.98        12,048.79
        11/30/00         12,517.19            9,465.82        12,299.41
        12/31/00         13,331.91            9,512.11        13,170.20
        01/31/01         13,133.08            9,849.60        13,167.57
        02/28/01         12,955.18            8,951.51        12,950.30
        03/31/01         12,985.73            8,384.43        13,035.78
        04/30/01         13,218.75            9,035.99        13,322.56
        05/31/01         13,483.55            9,096.53        13,647.63
        06/30/01         14,302.01            8,875.12        14,455.57
        07/31/01         14,045.28            8,787.79        14,165.02
        08/31/01         14,612.22            8,237.67        14,728.79
        09/30/01         14,287.46            7,572.48        14,108.70
        10/31/01         13,701.65            7,716.89        13,606.43
        11/30/01         14,406.80            8,308.85        14,428.26
        12/31/01         14,782.23            8,381.63        14,797.63
        01/31/02         14,578.96            8,259.35        14,739.91
        02/28/02         14,838.69            8,100.11        15,062.72
        03/31/02         15,767.74            8,404.75        16,035.77
        04/30/02         15,790.51            7,895.17        16,125.57
        05/31/02         16,097.90            7,836.98        16,341.65
        06/30/02         16,576.93            7,278.68        16,773.07
        07/31/02         15,726.24            6,711.30        15,865.65
        08/31/02         15,933.16            6,755.40        15,879.93
        09/30/02         15,351.13            6,021.22        15,249.50
        10/31/02         14,607.96            6,551.21        14,430.60
        11/30/02         15,258.23            6,936.81        15,118.94
        12/31/02         15,482.75            6,529.27        15,324.55
        01/31/03         15,057.92            6,358.21        14,878.61

                  Lend Lease U.S. Real Estate
                     Estate Securities Fund,                Wilshire REIT
                          Class Y             S&P 500           Index

        02/16/00         10,000.00           10,000.00        10,000.00
        02/29/00         10,020.00            9,751.07         9,956.80
        03/31/00         10,500.00           10,705.02        10,351.09
        04/30/00         11,210.00           10,382.90        11,084.98
        05/31/00         11,380.00           10,169.85        11,226.87
        06/30/00         11,782.21           10,420.53        11,510.91
        07/31/00         12,863.52           10,257.66        12,594.09
        08/31/00         12,353.47           10,894.76        12,121.81
        09/30/00         12,917.10           10,319.63        12,587.28
        10/31/00         12,256.80           10,275.98        12,048.55
        11/30/00         12,545.68            9,465.82        12,299.16
        12/31/00         13,357.18            9,512.11        13,169.94
        01/31/01         13,166.06            9,849.60        13,167.31
        02/28/01         12,985.56            8,951.51        12,950.30
        03/31/01         13,011.84            8,384.43        13,035.78
        04/30/01         13,259.17            9,035.99        13,322.56
        05/31/01         13,528.01            9,096.53        13,647.63
        06/30/01         14,356.81            8,875.12        14,455.57
        07/31/01         14,107.03            8,787.79        14,165.02
        08/31/01         14,693.47            8,237.67        14,728.79
        09/30/01         14,357.71            7,572.48        14,108.70
        10/31/01         13,774.16            7,716.89        13,606.43
        11/30/01         14,489.84            8,308.85        14,428.26
        12/31/01         14,872.44            8,381.63        14,797.63
        01/31/02         14,665.88            8,259.35        14,739.91
        02/28/02         14,941.30            8,100.11        15,062.72
        03/31/02         15,890.26            8,404.75        16,035.77
        04/30/02         15,924.98            7,895.17        16,125.57
        05/31/02         16,237.46            7,836.98        16,341.65
        06/30/02         16,713.31            7,278.68        16,773.07
        07/31/02         15,871.80            6,711.30        15,865.65
        08/31/02         16,082.18            6,755.40        15,879.93
        09/30/02         15,490.44            6,021.22        15,249.50
        10/31/02         14,734.81            6,551.21        14,430.60
        11/30/02         15,395.99            6,936.81        15,118.94
        12/31/02         15,627.92            6,529.27        15,324.55
        01/31/03         15,206.84            6,358.21        14,878.61

                  LEND LEASE U.S. REAL ESTATE SECURITIES FUND
      ONE YEAR AND AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION (2/16/00)


                                              Average Annual                           Average Annual
                              One Year       Since Inception          One Year        Since Inception
                                As of             As of                 As of             As of
                         December 31, 2002  December 31, 2002     January 31, 2003   January 31, 2003
                         -----------------  -----------------     ----------------   ----------------

Lend Lease U.S.
Real Estate Securities
Fund - Class K                4.74%                16.43%                 3.29%          14.84%

Lend Lease U.S.
Real Estate Securities
Fund Class Y                  5.08%                16.81%                 3.69%          15.22%

S&P 500 Index(R)            -22.10%               -13.77%               -23.02%         -14.18%

Wilshire REIT Index           3.58%                16.00%                 0.96%          14.36%

The line graphs shown above for the Fund assumes an initial investment of $10,000 made after the close of business on 2/15/00 (the Fund's inception date). Returns shown include the reinvestment of all dividends and distributions.
Past performance, particularly for periods of less than one year, is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Wilshire REIT Index is an unmanaged index of approximately 100 selected securities which measures U.S. publicly traded Real Estate Investment Trusts.

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on a Fund distributions or the redemption of Fund shares.

                   LEND LEASE U.S. REAL ESTATE SECURITIES FUND

 SCHEDULE OF INVESTMENTS
 JANUARY 31, 2003

    Number
   of Shares                                                             Value
---------------                                                        ---------

                   COMMON STOCKS                          92.4%

                   APARTMENTS                             24.9%
        17,690       Apartment Investment & Management Company         $ 643,031
        46,770       Archstone-Smith Trust                             1,038,294
        16,900       AvalonBay Communities, Inc.                         621,920
        11,310       BRE Properties, Inc.                                342,127
        13,380       Camden Property Trust                               421,470
        55,170       Equity Residential                                1,348,355
         8,560       Essex Property Trust, Inc.                          432,109
         4,020       Gables Residential Trust                            100,621
        18,730       Home Properties of New York, Inc.                   612,284
        44,400       United Dominion Realty Trust, Inc.                  709,956
                                                                     -----------
                                                                       6,270,167
                                                                     -----------

                   DIVERSIFIED/SPECIALTY                   7.3%
         5,990       Colonial Properties Trust                           193,717
         7,870       Cousins Properties, Inc.                            190,060
         7,240       Glenborough Realty Trust, Inc.                      121,487
        34,710       Vornado Realty Trust                              1,197,495
         5,040       Washington Real Estate Investment Trust             125,446
                                                                     -----------
                                                                       1,828,205
                                                                     -----------

                   INDUSTRIAL                             13.7%
        31,170       AMB Property Corporation                            861,850
         5,610       CenterPoint Properties Corporation                  309,952
        14,380       Duke Realty Corporation                             360,219
        18,290       Liberty Property Trust                              548,517
        49,810       ProLogis                                          1,237,778
         4,410       PS Business Parks, Inc.                             138,253
                                                                     -----------
                                                                       3,456,569
                                                                     -----------

                   OFFICE                                 17.0%
         7,610       Alexandria Real Estate Equities, Inc.               314,674
        21,040       Arden Realty, Inc.                                  443,102
        24,600       Boston Properties, Inc.                             883,140
        12,040       Brandywine Realty Trust                             240,800
        17,840       CarrAmerica Realty Corporation                      428,338
        13,100       Crescent Real Estate Equities Company               196,369
        17,909       Equity Office Properties Trust                      428,741
         2,590       Kilroy Realty Corporation                            56,592
        11,690       Mack-Cali Realty Corporation                        333,165
        11,560       Prentiss Properties Trust                           307,843
        11,950       Reckson Associates Realty Corporation               243,780
        13,440       SL Green Realty Corporation                         406,157
                                                                     -----------
                                                                       4,282,701
                                                                     -----------

                   LEND LEASE U.S. REAL ESTATE SECURITIES FUND

 JANUARY 31, 2003

    Number
   of Shares                                                             Value
---------------                                                         --------

                   RETAIL - LOCAL                         10.8%
         9,890       Developers Diversified Realty Corporation         $ 221,734
        13,840       Federal Realty Investment Trust                     388,074
         6,920       Kimco Realty Corporation                            217,288
        15,050       New Plan Excel Realty Trust                         281,285
        23,910       Pan Pacific Retail Properties, Inc.                 875,106
        15,090       Regency Centers Corporation                         478,051
         6,765       Weingarten Realty Investors                         246,246
                                                                     -----------
                                                                       2,707,784
                                                                     -----------

                   RETAIL - REGIONAL                      18.7%
        10,870       CBL & Associates Properties, Inc.                   417,952
        16,270       General Growth Properties, Inc.                     805,365
        35,290       The Macerich Company                              1,048,113
        19,720       The Rouse Company                                   625,716
        54,890       Simon Property Group, Inc.                        1,794,903
                                                                     -----------
                                                                       4,692,049
                                                                     -----------

                   TOTAL COMMON STOCKS (COST $22,438,446)             23,237,475
                                                                     -----------

                   PREFERRED STOCKS                        5.9%
        48,100       Equity Office Properties Trust, Series G          1,246,271
         9,300       Mills Corporation, Series C                         235,848
                                                                     -----------
                                                                       1,482,119
                                                                     -----------

                   TOTAL PREFERRED STOCKS (COST $1,438,159)            1,482,119
                                                                     -----------

   Principal
    Amount
-------------

     $ 480,665     SHORT-TERM INVESTMENT                   1.9%
                     UMB Bank Money Market Fiduciary                     480,665
                                                                     -----------
                   TOTAL SHORT-TERM INVESTMENT (COST $480,665)           480,665
                                                                     -----------

                   TOTAL INVESTMENTS (COST $24,357,270)  100.2%       25,200,259

                   LIABILITIES LESS OTHER ASSETS          (0.2%)        (53,759)
                                                                     -----------

                   NET ASSETS                            100.0%      $25,146,500
                                                                     ===========

    See notes to financial statements.

                   LEND LEASE U.S. REAL ESTATE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 2003

ASSETS:

    Investments, at value (cost $24,357,270)             $ 25,200,259
    Interest and dividends receivable                          69,683
    Prepaid expenses and other assets                          31,052
                                                         ------------

    Total assets                                           25,300,994
                                                         ------------

LIABILITIES:
    Accrued investment advisory fees                           71,597
    Accrued distribution fees                                  31,631
    Other accrued expenses                                     51,266
                                                         ------------

    Total liabilities                                         154,494
                                                         ------------

NET ASSETS                                               $ 25,146,500
                                                         ============
NET ASSETS CONSIST OF:
    Paid-in-capital                                      $ 24,484,340
    Undistributed net investment income                        53,924
    Accumulated undistributed net realized loss
       on investment                                         (234,753)
    Net unrealized appreciation on investments                842,989
                                                         ------------

NET ASSETS                                               $ 25,146,500
                                                          ===========
SHARES OUTSTANDING, $0.0001 PAR VALUE,
    (UNLIMITED SHARES AUTHORIZED)
    CLASS K                                                 1,467,437
    CLASS Y                                                   507,828

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE
    CLASS K                                                   $ 12.76
                                                          ===========
    CLASS Y                                                   $ 12.64
                                                          ===========
 See notes to financial statements.

                  LEND LEASE U.S. REAL ESTATE SECURITIES FUND

STATEMENT OF OPERATIONS
Year Ended January 31, 2003

INVESTMENT INCOME:
    Dividends                                              $ 1,340,673
    Interest                                                     2,156
                                                           -----------

    Total investment income                                  1,342,829
                                                           -----------

EXPENSES:
    Investment advisory fees                                   165,653
    Professional fees                                          135,275
    Administration and accounting fees                          65,313
    Shareholder servicing fees                                  59,410
    Distribution fees (see note 5)                              38,167
    Trustees' fees and expenses                                 31,049
    Federal and state registration fees                         25,663
    Reports to shareholders                                     23,905
    Insurance expense                                           19,220
    Custody fees                                                 9,893
    Other expenses                                               3,750
                                                           -----------

    Total expenses before waiver and reimbursement
       of expenses                                              577,298

    Less:  Waiver and reimbursement of expenses               (333,698)
                                                           -----------

    Net expenses                                               243,600
                                                           -----------

NET INVESTMENT INCOME                                        1,099,229
                                                           -----------

REALIZED AND UNREALIZED LOSS:
    Net realized loss on investments                          (283,490)
    Change in unrealized appreciation on investments          (382,960)
                                                           -----------
    Net loss on investments                                   (666,450)
                                                           -----------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                    $ 432,779
                                                           ===========

 See notes to financial statements.

                   LEND LEASE U.S. REAL ESTATE SECURITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS


                                                     YEAR ENDED        YEAR ENDED
                                                  JANUARY 31, 2003  JANUARY 31, 2002
                                                  ----------------  ----------------
OPERATIONS:
    Net investment income                             $ 1,099,229          $ 830,936
    Net realized gain/(loss) on investments              (283,490)           290,109
    Change in unrealized appreciation on investments     (382,960)           484,820
                                                     ------------          ---------
      Net increase in net assets resulting
         from operations                                  432,779          1,605,865
                                                     ------------          ---------

CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares                        9,820,943          3,305,404
    Shares issued to shareholders in reinvestment
        of distributions                                  985,828          1,184,234
                                                     ------------          ---------
                                                       10,806,771          4,489,638

    Payments for shares redeemed                       (1,989,118)          (434,032)
                                                     ------------          ---------

      Net increase from capital share transactions      8,817,653          4,055,606
                                                     ------------          ---------

DISTRIBUTIONS PAID FROM:
    Net investment income                                (889,572)          (759,850)
    Net realized gains                                    (99,031)          (430,719)
                                                     ------------          ---------
      Total distributions                                (988,603)        (1,190,569)

TOTAL INCREASE IN NET ASSETS                            8,261,829          4,470,902

NET ASSETS:
    Beginning of year                                  16,884,671         12,413,769
                                                     ------------          ---------
    End of year (includes undistributed net
      investment income of  $53,924 and
      $52,557, respectively)                         $ 25,146,500       $ 16,884,671
                                                     ============       ============

See notes to financial statements.

FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout the Year/Period.


                                                                        CLASS K              CLASS K               CLASS K
                                                                   ----------------       ----------------   ----------------
                                                                      YEAR ENDED           YEAR ENDED           PERIOD ENDED
                                                                   JANUARY 31, 2003        JANUARY 31, 2002   JANUARY 31, 2001(1)
                                                                   ----------------       ----------------   -------------------

NET ASSET VALUE, BEGINNING OF YEAR/PERIOD                                   $ 12.91             $ 12.55                 $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
               Net investment income                                           0.64                0.70                    0.53
               Net realized and unrealized gain/(loss) on investments         (0.19)               0.66                    2.58
                                                                        -----------          ----------             -----------

                            Total from investment operations                   0.45                1.36                    3.11
                                                                        -----------          ----------             -----------

DISTRIBUTIONS TO SHAREHOLDERS:
               Dividends from net investment income                           (0.55)              (0.66)                  (0.54)
               Distributions from capital gains                               (0.05)              (0.34)                  (0.02)
                                                                        -----------          ----------             -----------

                            Total distributions                               (0.60)              (1.00)                  (0.56)
                                                                        -----------          ----------             -----------

NET ASSET VALUE, END OF YEAR/PERIOD                                         $ 12.76             $ 12.91                 $ 12.55
                                                                        ===========          ==========             ===========

TOTAL RETURN(2)                                                               3.29%              11.01%                  31.33%

SUPPLEMENTAL DATA AND RATIOS:
               Net assets, end of year/period                          $ 18,727,963        $ 13,364,481            $ 11,727,066
               Ratio of expenses to average net assets(3)                     1.25%               1.25%                   1.25%
               Ratio of expenses before waivers to
                  average net assets(3)                                       2.75%               2.96%                   7.36%
               Ratio of net investment income to average net assets(3)        5.21%               5.54%                   5.02%
               Ratio of net investment income before waivers
                 to average net assets(3)                                     3.71%               3.83%                 (1.09)%
               Portfolio turnover rate(2)                                       30%                 54%                     25%

1 Commenced operations on February 16, 2000
2 Not annualized for periods less than a year
3 Annualized

See notes to financial statements.

FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout the Year/Period.

                                                                               CLASS Y            CLASS Y           CLASS Y
                                                                            ---------------   ---------------   ----------------
                                                                                YEAR ENDED         YEAR ENDED      PERIOD ENDED
                                                                            JANUARY 31, 2003  JANUARY 31, 2002   JANUARY 31, 2001(1)
                                                                            ----------------  ----------------   ----------------

NET ASSET VALUE, BEGINNING OF YEAR/PERIOD                                        $ 12.78            $ 12.40            $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
               Net investment income                                                0.67               0.74               0.66
               Net realized and unrealized gain/(loss) on investments              (0.17)              0.65               2.49
                                                                            ------------        -----------        -----------

                            Total from investment operations                        0.50               1.39               3.15
                                                                            ------------        -----------        -----------

DISTRIBUTIONS TO SHAREHOLDERS:
               Dividends from net investment income                                (0.59)             (0.67)             (0.72)
               Distributions from capital gains                                    (0.05)             (0.34)             (0.03)
                                                                            ------------        -----------        -----------

                            Total distributions                                    (0.64)             (1.01)             (0.75)
                                                                            ------------        -----------        -----------

NET ASSET VALUE, END OF YEAR/PERIOD                                              $ 12.64            $ 12.78            $ 12.40
                                                                            ============        ===========        ===========

TOTAL RETURN(2)                                                                    3.69%             11.39%             31.66%

SUPPLEMENTAL DATA AND RATIOS:
               Net assets, end of year/period                                $ 6,418,537        $ 3,520,190          $ 686,703
               Ratio of expenses to average net assets(3)                          0.97%              0.97%              0.97%
               Ratio of expenses before waivers to
                  average net assets(3)                                            2.90%              3.85%             22.69%
               Ratio of net investment income to average net assets(3)             5.58%              5.82%              5.80%
               Ratio of net investment income before waivers
                 to average net assets(3)                                          3.65%              2.94%           (15.91)%
               Portfolio turnover rate(2)                                            30%                54%                25%

1 Commenced operations on February 16, 2000
2 Not annualized for periods less than a year
3 Annualized

See notes to financial statements.

                    LEND LEASE U.S. REAL ESTATE SECURITIES FUND
                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 2003



1.   ORGANIZATION

     Lend Lease Funds (the "Trust") was organized on October 28, 1999 as a Delaware business trust and registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust currently consists of one investment portfolio: Lend Lease U.S. Real Estate Securities Fund (the "Fund"). The Fund is a non-diversified portfolio of the Trust and is authorized to issue three classes of shares: Class A, Class K and Class Y. The Fund's share classes differ in terms of sales charges, fees and eligibility requirements. The Fund's Class K and Class Y commenced operations on February 16, 2000. As of January 31, 2003, the Fund's Class K and Class Y shares are outstanding. A substantial portion of the shares issued by the Fund are held by an affiliate of Lend Lease Real Estate Investments, Inc., (the "Adviser").

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in accordance with accounting policies generally accepted in the United States of America that require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

     INVESTMENT VALUATION - Equity securities for which market quotations are readily available are valued at the most recent closing price. If a closing price is not reported, equity securities for which reliable bid quotations are available are valued at the mean between bid and asked prices. Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

     FEDERAL INCOME TAXES - The Fund intends to comply with the requirements of the Internal Revenue Code of 1986 necessary to qualify as a regulated investment company under Subchapter M and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it of all or substantially all federal income tax liability. Therefore no federal income tax or excise tax provision has been made.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Return of capital distributions from investments will decrease the cost of investment in the investment security and thus may impact unrealized appreciation or depreciation of the investment security.

                    LEND LEASE U.S. REAL ESTATE SECURITIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                JANUARY 31, 2003



     DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

     Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at January 31, 2003, reclassifications were recorded to decrease undistributed net investment income by $208,290 and decrease accumulated undistributed net realized loss on investments by $208,290 for the Fund.

     EXPENSES - Each class of shares is charged for those expenses directly attributable to the class. Expenses that are not directly attributable to a class of shares are typically allocated among the classes in proportion to their relative net assets.

3.    CAPITAL TRANSACTIONS

     Transactions of the Fund were as follows:

                                        YEAR ENDED          YEAR ENDED
                                   JANUARY 31, 2003        JANUARY 31, 2002
                                   ----------------        ----------------

CLASS K SHARES:                 SHARES      DOLLARS      SHARES      DOLLARS

     Shares sold              414,549    $5,434,171     48,465     $634,032
     Shares issued to
       holders in
       reinvestment of         52,767       711,627     75,504      978,322
       dividends and
       capital gains
     Shares redeemed          (35,233)     (457,840)   (23,185)    (302,891)
                               ------       -------     ------      -------
     Net increase             432,083     5,687,958    100,784   1,309,463
                              -------     ---------    -------   ---------


CLASS Y SHARES:

     Shares sold              328,477     4,386,772    214,147    2,671,372
     Shares issued to
       holders in
       reinvestment of
       dividends and
       capital gains           20,578       274,201     15,936      205,912
     Shares redeemed         (116,593)    (1,531,278)  (10,117)    (131,141)
                              -------      ---------    ------      -------
     Net increase             232,462     3,129,695    219,966    2,746,143
                              -------     ---------    -------    ---------

     Net increase from
     capital share            664,545     $8,817,653   320,750   $4,055,606
     transactions             =======      =========   =======   ==========

                    LEND LEASE U.S. REAL ESTATE SECURITIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                JANUARY 31, 2003



4.   INVESTMENT TRANSACTIONS

     Purchases and sales of securities for the Fund, excluding short-term investments, for the year ended January 31, 2003 were $14,983,887 and $6,135,424 respectively. There were no purchases or sales of U.S. Government securities for the year ended January 31, 2003.

5.   INVESTMENT ADVISORY AGREEMENT

     The Fund has entered into an Investment Advisory Agreement with the Adviser. The Adviser has entered into a Sub-Advisory Agreement with Lend Lease Rosen Real Estate Securities LLC (the "Sub-Adviser") which is responsible for the day to day management of the Fund's investment program. The Fund pays a fee based on the Fund's average daily net assets at the annual rate of 0.80% for the services provided by the Adviser and Sub-Adviser. The Adviser and Sub-Adviser have contractually agreed to limit the annual operating expenses of Class K and Class Y shares of the Fund to 1.25% and 0.97%, respectively, through January 31, 2003, subject to later reimbursement by the Fund in certain circumstances. After January 31, 2003, the expense limitation may renew for annual periods under certain conditions. The Adviser has contractually agreed that in the event that the foregoing Fund expense limitation is not renewed, the Adviser will limit the Fund's Class K and Y shares total annual fund operating expense to 2.25% through January 31, 2011. During the year ended January 31, 2003, the Adviser and Sub-Adviser waived investment advisory fees for the Fund of $165,653 and reimbursed the Fund $168,045 for other expenses.

     Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a plan of distribution for the Class K shares of the Fund (the "Plan") which permits the Fund to pay for certain expenses associated with the distribution of its Class K shares and for services provided to its Class K shareholders. Under the Plan, the Fund's Class K shares may pay expenses pursuant to the distribution plan equal to a maximum of 0.25% of the average daily net assets of such class. During the year ended January 31, 2003, the Fund incurred distribution expenses of $38,167.

6.    INVESTMENT RISKS

     As an investor in real estate investment trusts and other public companies in the real estate industry, the Fund is subject to certain risks generally incidental to the development, ownership and management of real property. These risks include the cyclical nature of real estate markets; changes in general economic, business and credit conditions, including interest rate levels and availability of financing; applicable federal, state, and local regulations; changes in availability and cost of insurance; increases in the costs of labor and materials; material shortages; strikes; changes in market rental rates; competition for tenants; the bankruptcy or insolvency of tenants; and potential liability under environmental and other laws.

                    LEND LEASE U.S. REAL ESTATE SECURITIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                JANUARY 31, 2003


7.    FEDERAL INCOME TAX INFORMATION

     At January 31, 2003, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes was as follows:


    Cost of investments                                           $24,481,958
                                                                   ==========

    Gross unrealized appreciation                                $  1,675,888
    Gross unrealized depreciation                                    (957,587)
                                                                      -------

    Net unrealized appreciation on investments                   $    718,301
                                                                      =======

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

     The tax basis of components of distributable net earnings at January 31, 2003 were as follows:


    Undistributed ordinary income                                  $  53,924
    Accumulated capital and other losses                            (110,065)
    Unrealized appreciation                                          718,301
                                                                     -------

    Total accumulated earnings                                      $662,160
                                                                     =======

     The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral from dividends and losses on wash sales.

                    LEND LEASE U.S. REAL ESTATE SECURITIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                JANUARY 31, 2003


     At January 31, 2003, the Fund had realized losses from transactions between November 1, 2002 and January 31, 2003 of $110,065. Post-October losses for tax purposes are deferred and will be recognized in 2004.

     The tax components of distributions paid during the fiscal years ending January 31, 2003 and January 31, 2002 were as follows:

                                                 Year Ended        Year Ended
                                              January 31, 2003  January 31, 2002
                                              ----------------  ----------------

    Distributions paid from:
      Ordinary income                              $904,420         $1,128,949
      Net long-term capital gains                    45,728             53,647
      Unrecaptured section 1250 gain                 38,455              7,973
                                                  ---------         ----------

    Total distributions paid                       $988,603         $1,190,569
                                                  =========         ==========


     The Fund hereby designates $84,183 as long-term capital gain distributions for the purpose of the dividends paid deduction.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders
Lend Lease U.S. Real Estate Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Lend Lease U.S. Real Estate Securities Fund (the "Fund"), at January 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the years then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP

February 24, 2003

                  RESULTS OF A SPECIAL MEETING OF SHAREHOLDERS


A special meeting of the shareholders of the Trust was held on December 12, 2002.

The matters voted on by the shareholders of record as of October 31, 2002 and the results of the vote at the shareholder meeting held December 12, 2002 were as follows:

1. PROPOSAL TO APPROVE A NEW SUB-ADVISORY AGREEMENT AMONG LEND LEASE REAL ESTATE INVESTMENTS, INC., LEND LEASE FUNDS AND LEND LEASE ROSEN REAL ESTATE SECURITIES LLC.

   FOR    1,591,910.184    AGAINST    1,026.461     ABSTAIN    1,845.437


2.    ELECTION OF TRUSTEES

   Name                         For            Withheld
   ----                         ---            --------
   William J. Klipp        1,593,369.615      1,412.467
   Scott A. MacKillop      1,593,369.615      1,412.467
   Kevin Malone            1,593,369.615      1,412.467
   Fred N. Pratt1          1,591,203.714      3,578.368
   Michael A. Torres       1,593,369.615      1,412.467


3. PROPOSAL TO RATIFY PRICEWATERHOUSECOOPERS, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE TRUST FOR THE FISCAL YEAR ENDING JANUARY 31, 2003.

   FOR    1,591,931.176    AGAINST    901.764       ABSTAIN    1,949.142


--------
   1 Fred N. Pratt subsequently resigned as a Trustee of Lend Lease Funds.

LEND LEASE FUNDS
FUND TRUSTEE AND OFFICER INFORMATION

INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------


                                                                                                                            OTHER
                                                                                                                       DIRECTORSHIPS
                                                                                PRINCIPAL OCCUPATION   NUMBER OF FUNDS     HELD
                                                    CURRENT POSITION HELD          DURING THE PAST     OVERSEEN WITHIN  OUTSIDE THE
NAME/BIRTH DATE                   ADDRESS                WITH THE FUND               FIVE YEARS       THE FUND COMPLEX  FUND COMPLEX


    William J. Klipp    1995 University Avenue, Suite 550     Trustee        Private investor (2000-present);     1      Director of
         12/9/55                Berkeley, CA 94704           since 2000        President and Chief Operating               Assetmark
                                                                           Officer, Charles Schwab Investment                Funds
                                                                        Management, Inc., an investment advisory
                                                                       firm (1995-1999); Executive Vice President,
                                                                           Schwab Funds(R) and Charles Schwab &
                                                                         Co., Inc., a financial services company
                                                                                      (1995-1999).
-----------------------------------------------------------------------------------------------------------------------------------

     Scott MacKillop    1995 University Avenue, Suite 550      Trustee         President and Principal, Trivium      1       None
         5/2/51            Berkeley, CA 94704                since 2002   Consulting, LLC,  consultant to financial
                                                                             service organizations (2001-present);
                                                                              President (1999-2000), Executive Vice
                                                                                President and Chief Operating
                                                                           Officer (1997-1999), Portfolio Management
                                                                           Consultants, Inc., consulting to financial
                                                                              advisors and institutions; President
                                                                           ADAM Investment Services, Inc., consulting
                                                                             to financial advisors and institutions
                                                                                             (1997-2000).
-----------------------------------------------------------------------------------------------------------------------------------

      Kevin Malone         Greenrock Research, LLC              Trustee         President and Founder, Greenrock     1       None
       7/3/47231               West 22nd Street               since 2000          Research, LLC (1996-present).
                             Oak Brook, IL 60523

INTERESTED TRUSTEE* AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

    Michael A. Torres    1995 University Avenue, Suite 550       Trustee,         Chief Executive Officer, Lend      1   Director
        6/21/60                  Berkeley, CA 94704           President since   Lease Rosen Real Estate Securities         of
                                                                2002, Vice       LLC, an investment advisory firm      Manufactured
                                                                President    (1998-present); President, ERE Rosen         Home
                                                                2000           Real Estate Securities, L.L.C., an      Communities,
                                                                                investment advisory firm (1997-1998);       Inc.
                                                                            Director, AMB Rosen Real Estate Securities
                                                                                L.L.C., an investment advisory
                                                                                       firm (1995-1997).
-----------------------------------------------------------------------------------------------------------------------------------

     Mark A. Hoopes       1995 University Avenue, Suite 550  Treasurer       Principal (2002-present); Vice President 1      None
        3/31/64                    Berkeley, CA 94704      since 2003,      (2000-2001) Lend Lease Real Estate
                                                          Vice President     Investments, Inc.; Account Director,
                                                           since 2000          Mutual Fund Services Division, SEI
                                                          and Assistant         Investments, Inc. (1994-2000).
                                                            Treasurer
                                                            2000-2003

-----------------------------------------------------------------------------------------------------------------------------------

    Gage R. Johnson       3424 Peachtree Road NE, Suite 800   Secretary         Chief Counsel (2000 to present),       1     None
        11/28/61                  Atlanta, GA 30326          since 2000     Principal (1999 to present), Senior Vice
                                                                             President - Legal Department (1999),
                                                                             Vice President - Legal Department (1998),
                                                                              Lend Lease Real Estate Investments, Inc.;
                                                                                Of Counsel, Real Estate Department -
                                                                              Paul, Hastings, Janofsky & Walker LLP,
                                                                                    a private law firm (1994-1998).
-----------------------------------------------------------------------------------------------------------------------------------

    Jon P. Kiekhofer       803 West Michigan Street, Suite A   Assistant        Administration Services Manager        1      None
        12/20/58                    Milwaukee, WI 53233        Treasurer       (1999-present), Senior Financial
                                                            since 2003 and            Analyst (1995 - 1999).
                                                               Treasurer
                                                               2000-2003

* Mr. Torres is an "interested person" of Lend Lease Funds within the meaning of the 1940 Act by virtue of his position with the Trust and with Lend Lease Rosen Real Estate Securities LLC, the sub-adviser for the Fund.

Each Trustee serves until the Trust is terminated except if the Trustee dies, resigns, retires or is removed before then. The Trust's President, Treasurer, and Secretary hold office until the next annual meeting of the Trustees and until their respective successors are chosen and qualified or if before then, until he or she dies, resigns, is removed or becomes disqualified. The Vice President holds office at the pleasure of the Trustees. Additional information about the Trustees is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-877-563-5327.

                      This page intentionally left blank.

TRUSTEES                            William J. Klipp
                                    Scott MacKillop
                                    Kevin Malone
                                    Michael A. Torres

INVESTMENT ADVISER                  LEND LEASE REAL ESTATE INVESTMENTS, INC.
                                    Monarch Tower
                                    3424 Peachtree Road N.E.
                                    Suite 800
                                    Atlanta, GA 30326

INVESTMENT SUB-ADVISER              LEND LEASE ROSEN REAL ESTATE SECURITIES LLC
                                    1995 University Avenue, Suite 550
                                    Berkeley, CA  94704

ADMINISTRATOR AND                   UMB FUND SERVICES, INC.
FUND ACCOUNTANT                     803 West Michigan Avenue, Suite A
                                    Milwaukee, Wisconsin 53233

CUSTODIAN                           UMB BANK, N.A.
                                    928 Grand Blvd.
                                    Kansas City, MO  64106

INDEPENDENT ACCOUNTANTS             PRICEWATERHOUSECOOPERS LLP
                                    333 Market Street
                                    San Francisco, CA  94105

LEGAL COUNSEL                       GOODWIN PROCTER LLP
                                    Exchange Place
                                    Boston, MA 02109

DISTRIBUTOR                         UMB DISTRIBUTION SERVICES, LLC
                                    803 West Michigan Avenue, Suite A
                                    Milwaukee, Wisconsin 53233

DIVIDEND-DISBURSING                 UMB FUND SERVICES, INC.
AND TRANSFER AGENT                  c/o Lend Lease Funds
                                    803 West Michigan Avenue, Suite A
                                    Milwaukee, Wisconsin 53233

This report is submitted for the general information of shareholders of Lend Lease Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Lend Lease U.S. Real Estate Securities Fund. The Prospectus provides more complete information, including fees and expenses, the investment objectives, risks and operating policies of the Fund. Read the Prospectus carefully.
                                                                     LE 410 0103